Back to Form 10-Q
EXHIBIT 10.12

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

AHCA CONTRACT NO. FA905
AMENDMENT NO. 3

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and HEALTHEASE OF FLORIDA, INC. , hereinafter referred to as the "Vendor," or "Health Plan," is hereby amended as follows:

1.	Standard Contract, Section III., Item C, Contract Managers, sub-item 1., the Agency's Contract Manager's telephone number is hereby amended to now read as follows:

       (850) 412-4067

2.	Attachment II, Core Contract Provisions, Section I, Definitions and Acronyms, Item A., Definitions, the following definitions are hereby amended to now read as follows:

Catastrophic Component Threshold - (Capitated Reform Health Plans that are approved to offer comprehensive services only) - The point at which the cost of covered services, based on Medicaid fee-for-service payment levels, reaches $50,000 for an enrollee in a Contract year. For a Health Plan that accepts the comprehensive capitation rate only, the Agency begins reimbursing the Health Plan for the cost of covered services received by the enrollee for the remainder of the Contract year. This reimbursement is based on a percentage of Medicaid fee-for-service payment levels.

Comprehensive Component - (Capitated Reform Health Plans that are approved to offer comprehensive services only) - The amount of financial risk assumed by a Health Plan to provide covered service up to $50,000 per enrollee based on Medicaid fee-for-service payment levels.

3.	Attachment II, Core Contract Provisions, Section IV, Enrollee Services, Community Outreach and Marketing, Item A., Enrollee Services, sub-item 3.a.(6) is hereby amended to now read as follows:

(6)
A request to update the enrollee's name, address (home and mailing), county of residence, and telephone number, and include information on how to update this information with the health plan and through DCF and/or the Social Security Administration;

4.	Attachment II, Core Contract Provisions, Section VIII, Quality Management, Item A., Quality Improvement, is hereby amended to include sub-item 3.c.(6) as follows:

(6)
The Agency may offer incentives to high-performing Health Plans. The Agency will notify the Health Plan annually on or before December 31 of the incentives that will be offered for the following calendar year. Incentives may be awarded to all high-performing Health Plans or may be offered on a competitive basis. Incentives may include, but are not limited to, quality designations, quality awards, and enhanced auto-assignments. The Agency, at its discretion, may disqualify a Health Plan for any reason the Agency deems appropriate including, but not limited to, Health Plans that received a monetary sanction for performance measures or any other sanctionable offense.

5.
Attachment II, Core Contract Provisions, Section VIII, Quality Management, Item B., Utilization Management (UM), sub-item 2., Care Management, is hereby deleted in its entirety and replaced as follows:

The Health Plan shall be responsible for the management and continuity of medical care for all enrollees. The Health Plan shall maintain written case management and continuity of care protocols that include the following minimum functions:

a.	Appropriate referral and scheduling assistance for enrollees needing specialty health care or transportation services, including those identified through CHCUP screenings;

AHCA Contract No. FA905, Amendment No. 3, Page 1 of 14

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

b.
Determination of the need for non-covered services and referral of the enrollee for assessment and referral to the appropriate service setting (to include referral to WIC and Healthy Start) with assistance, as needed, by the area Medicaid office;

c.	Case management follow-up services for children/adolescents whom the Health Plan identifies through blood screenings as having abnormal levels of lead;

d.	A mechanism for direct access to specialists for enrollees identified as having special health care needs, as appropriate for their conditions and identified needs;

e.
An outreach program and other strategies for identifying every pregnant enrollee. This shall include case management, claims analysis, and use of health risk assessment, etc. The Health Plan shall require its participating providers to notify the plan of any Medicaid enrollee who is identified as being pregnant;

f.	Documentation of referral services in enrollee medical records, including reports resulting from the referral;

g.
Monitoring of enrollees with ongoing medical conditions and coordination of services for high utilizers to address the following, as appropriate: acting as a liaison between the enrollee and providers, ensuring the enrollee is receiving routine medical care, ensuring the enrollee has adequate support at home, assisting enrollees who are unable to access necessary care due to their medical or emotional conditions or who do not have adequate community resources to comply with their care, and assisting the enrollee in developing community resources to manage a medical condition;

h.	Documentation of emergency care encounters in enrollee medical records with appropriate medically indicated follow-up;

i.	Coordination of hospital/institutional discharge planning that includes post-discharge care, including skilled short-term rehabilitation, and skilled nursing facility care, as appropriate;

j.	Sharing with other Health Plans serving the enrollee the results of its identification and assessment of any enrollee with special health care needs so that those activities need not be duplicated;

k.
Ensuring that in the process of coordinating care, each enrollee's privacy is protected consistent with the confidentiality requirements in 45 CFR parts 160 and 164. 45 CFR Part 164 specifically describes the requirements regarding the privacy of individually identifiable health information.

6.
Attachment II, Core Contract Provisions, Section XII, Reporting Requirements, Item A., Health Plan Reporting Requirements, Table 2-A, Summary of Submission Requirements, is hereby deleted in its entirety and replaced with the following Table 2-B, Revised Summary of Submission Requirements. All references in the Contract to Table 2-A shall hereinafter refer to Table 2-B.

TABLE 2-B

REVISED SUMMARY OF SUBMISSION REQUIREMENTS

2.     Other Health Plan submissions (not in Table 1-A) required by the Agency are as follows:

AHCA Contract No. FA905, Amendment No. 3, Page 2 of 14

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Submission	Plan Type	Frequency	Submit To
Attachment I, Section B., Item 3.a.	Increase in enrollment levels	Capitated Health Plans; FFS PSNs; CCC	Before increases occur	BMHC and HSD
Attachment I, Section D., Item 3.b.	Changes to optional or expanded services	FFS PSNs; CCC	Annually, by June 15th	HSD
Attachment I, Section D., Item 3.c.	Changes to optional or expanded services	Capitated Health Plans	Annually, by June 15th	HSD
Subsequent references are to Attachment II and its Exhibits
Section II, Item D.4.	Policies, procedures, model provider agreements & amendments, subcontracts, All materials related to Contract for distribution to enrollees, providers, public	All	Before beginning use; whenever changes occur	BMHC
Section II, Item D.4.a.	Written materials	All	Forty-five (45) calendar days before effective date	BMHC
Section II, Item D.4.b	Written notice of change to enrollees	All	Thirty (30) calendar days before effective date	Enrollees affected by change
Section II, Item D.6.	Enrollee materials, PDL, provider & enrollee handbooks	All	Available on Health Plan's web site without log-in	Plan web site
Section III, Item B.3.c.(l)	Enrollee pregnancy	All	Upon confirmation	DCF & MPI
Section III, Item B.3.c.(3)	Unborn activation notice	All	Presentation for delivery	DCF & MPI
Section III, Item B.3.d.	Birth information if no unborn activation	All	Upon delivery	DCF
Section III, Item C.4.b.	Involuntary disenrollment request	All	Forty-five (45) calendar days before effective date	BMHC
Section III, Item C.4.e.	Notice that Health Plan is requesting disenrollment in next Contract month	All	Before effective date	Enrollee affected

AHCA Contract No. FA905, Amendment No. 3, Page 3 of 14

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Submission	Plan Type	Frequency	Submit To
Section IV, Item A.1.e.	Notice of reinstatement of enrollee	All	By 1st calendar day of month after learning of reinstatement or within five (5) calendar days from receipt of enrollment file, whichever is later	Person being reinstated
Section IV, Item A.2.a. and Item A. 6.a.(17); Section VIII, Item A.4.	How to get Health Plan information in alternative formats	All	Include in cultural competency plan and enrollee handbook, and upon request	Enrollees & potential enrollees
Section IV, Item A.2.c.	Right to get information about Health Plan	All	Annually	Enrollees
Section IV, Item A.7.c.	Provider directory online file	All	Update monthly & submit attestation	BMHC
Section IV, Item A.9.a.	Enrollee assessments	All	Within thirty (30) calendar days of enrollment notify about pregnancy screening	Enrollees
Section IV, Item A.9.c.	Enrollees more than 2 months behind in periodicity screening	All	Contact twice, if needed	Enrollees who meet criteria
Section IV, Item A.11.f.	Toll-free help line performance standards	All	Get approval before beginning operation	BMHC
Section IV, Item A.12. and Item A.,6.a.(17); Section VIII, Item A.4.	How to access translation services	All	Include in cultural competence plan and enrollee handbook	Enrollees
Section IV, Item A.14.a.	Incentive program	All	Get approval before offering	BMHC
Section IV, Item A.14.g.	Pre-natal care programs	All	Before implementation	BMHC
Section IV, Item A.17.c	Notice of change in participation in redetermination notices	All	If change in participation, annually, by June 1st	BMHC
Section IV, Item A.17.c.(1)	Redetermination policies & procedures	All	When Health Plan agrees to participate	BMHC
Section IV, Item A.17.c.(1)(a)	Notice in writing to discontinue Medicaid redetermination date data use	All	Thirty (30) calendar days before stopping	BMHC

AHCA Contract No. FA905, Amendment No. 3, Page 4 of 14

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Submission	Plan Type	Frequency	Submit To
Section IV, Item B.3.c.	Member services phone script responding to community outreach calls and outreach materials	All	Before use	BMHC
Section IV, Item B.4.c.	In case of force majeure, notice of participation in health fair or other public event	All	By day of event	BMHC
Section IV, Item B.6.f.	Report of staff or community outreach rep. violations	All	Within fifteen (15) calendar days of knowledge	BMHC
Section V, Item C.1.	Written details of expanded services	All	Before implementation	HSD
Section V, Item F.	Decision to not offer a service on moral/religious grounds	All	One-hundred and twenty (120) calendar days before implementation Thirty (30) calendar days before implementation	BMHC Enrollees
Section V, Item H.10.b.2.	UNOS form & disenrollment request for specified transplants	All	When enrollee listed	BMHC
Section V, Item H.14.e.	Attestation that the Health Plan has advised providers to enroll in VFC program	All	Annually, by October 1st	BMHC
Section V, Item H.16.a.(4)	PDL update	All	Annually, by October 1st. Thirty (30) calendar days written notice of change.	BMHC and Bureau of Medicaid Pharmacy Services
Section VII, Item A.2.	Capacity to provide covered services	All	Before taking enrollment	BMHC
Section VII, Item C.1.	Request for initial or expansion review	All	When requesting initial enrollment or expansion into a county.	BMHC and HSD

AHCA Contract No. FA905, Amendment No. 3, Page 5 of 14

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Submission	Plan Type	Frequency	Submit To
Section VII, Item C.2.	Compliance with access requirements following significant changes in service area or new populations	All	Before expansion	BMHC and HSD
Section VII, Item C.3.	Significant network changes	All	Within seven (7) business days	BMHC
Section VII, Item C.5.	When PCP leaves network	All	Within fifteen (15) calendar days of knowledge. A copy of the enrollee notice for terminated providers is due no more than fifteen (15) calendar days after receipt of the PCP termination notice.	BMHC & affected enrollees
Section VII, Item D.2.jj.	Waiver of provider agreement indemnifying clause	All	Approval beforeuse	BMHC
Section VII, Item E.3.	Notice of terminated providers due to imminent danger/impairment	All	Immediate	BMHC and Provider
Section VII, Item E.4.	Termination or suspension of providers; for "for cause" terminations, include reasons for termination	All	Sixty (60) calendar days before termination effective date	BMHC, affected enrollees, & provider
Section VIII, Item A.1.b.	Written Quality Improvement Plan	All	Within thirty (30) calendar days of initial Contract execution; Thereafter, Annually by April 1st	BMHC
Section VIII, Item A.3.a.(6)	Measurement periods and methodologies	All	Any new PIPs before initiation	BMHC
Section VIII, Item A.3.a.(7)	Proposal for each planned PIP	All	Ninety (90) calendar days after Contract execution; Thereafter, Annually by June 1st	BMHC
Section VIII, Item A.3.c.(1)	Performance measure data and auditor certification	All	Annually by July 1st	BMQM

AHCA Contract No. FA905, Amendment No. 3, Page 6 of 14

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Submission	Plan Type	Frequency	Submit To
Section VIII, Item A.3.c.(4)	Performance measure action plan	All	Within thirty (30) calendar days of determination of unacceptable performance	BMQM
Section VIII, Item A.3.e.(7)	Written strategies for medical record review	All	Before use	BMHC
Section VIII, Item B.1.a.(4)(a)	Service authorization protocols & any changes	All	Before use	BMHC
Section VIII, Item B.4.	Changes to UM component	All	Thirty (30) calendar days before effective date	BMHC
Section IX, Item A.8.	Complaint log	All	Upon request	BMHC
Section X, Item B.2.	Changes in staffing	All	Five (5) business days of any change	BMHC & HSD
Section X Item B.2.b.	Full-Time Administrator	All	Before designating duties of any other position	BMHC
Section X, Item D. 3. a.	Reform and non-Reform historical encounter data for all typical and atypical services	All	According to Agency-approved schedules and no later than 10/31/09	MEDS team & Fiscal Agent
Section X, Item D.3.b.	Encounter data for all typical and atypical services	All	Within sixty (60) calendar days following end of month in which Health Plan paid claims for services, and as specified in MEDS Companion Guide	MEDS Team & Agency Fiscal Agent
Section X, Item E.4.	Fraud & abuse compliance plan & policies & procedures	All	Before implementation	MPI
Section XI, Item D.4.a.	Any problem that threatens system performance	All	Within one (1) hour	Applicable Agency staff
Section XI, Item D.8.a.	Business Continuity-Disaster Recovery Plan	All	Before beginning operation and certification if plan is unchanged by April 30 annually thereafter; Changes within ten (10) calendar days of change	BMHC

AHCA Contract No. FA905, Amendment No. 3, Page 7 of 14

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Submission	Plan Type	Frequency	Submit To
Section XI, Item E.1.	System changes	All	Ninety (90) calendar days before change	HSD
Section XIV, Item A.1.(a)	Corrective action plan	All	Within ten (10) business days of notice of violation or non-compliance with Contract	Agency Bureau sending violation notice
Section XIV, Item A.1.(b)	Performance measure action plan	All	Within thirty (30) calendar days of notice of failure to meet a performance standard	Agency Bureau sending violation notice
Section XV, Item C.	Proof of working capital	All	Before enrollment	BMHC
Section XV, Item G.2.	Physician incentive plan	All	Written description before use	BMHC
Section XV, Item H.	Third party coverage identified	All	As soon as known	Medicaid Third Party Liability Vendor
Section XV, Item I.	Proof of fidelity bond coverage	All	Within sixty (60) calendar days of Contract execution & before delivering health care	HSD Contract manager
Section XVI, Item C.1.	Request for assignment or transfer of contract in approved merger/acquisition	All	Ninety (90) days before effective date	HSD
Section XVI, Item M.	Use of "Medicaid" or "AHCA"	All	Before use	BMHC
Section XVI, Item O.	All subcontracts for Agency approval	All	Before effective date	BMHC
Section XVI, Item O.1.f.	Subcontract monitoring schedule	All	Annually, by December 1	BMHC
Section XVI, Item V.1.	Ownership & management disclosure forms	All	With initial application; and then annually by September 1	HSD - for initial application; BMHC & HSD for annual
Section XVI, Item V.1.	Changes in ownership & control	All	Within five (5) calendar days of knowledge & sixty (60) days before effective date	BMHC & HSD
Section XVI, Item V.4.	Fingerprints for principals	All	Before Contract execution; Thereafter, Annually by September 1	HSD

AHCA Contract No. FA905, Amendment No. 3, Page 8 of 14

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Submission	Plan Type	Frequency	Submit To
Section XVI, Item V.4.c.	Fingerprints of newly hired principals	All	Within thirty (30) calendar days of hire date	HSD
Section XVI, Item V.5.	Information about offenses listed in 435.03	All	Within five (5) business days of knowledge	HSD
Section XVI, Item V.6.	Corrective action plan related to principals committing offenses under 435.03	All	As prescribed by the Agency	HSD
Section XVI, Item Y.	General insurance policy declaration pages	All except CCC	Annually upon renewal	BMHC
Section XVI, Item Z.	Workers' compensation insurance declaration page	All except CCC	Annually upon renewal	BMHC
Section XVI, Item BB.	Emergency Management Plan	All	Before beginning operation and by May 31 annually thereafter	BMHC
Exhibit 2, Section II, Item D.4.c.	Policies & procedures for screening for clinical eligibility & any changes to them	CCC	Before implementation	BMHC
Exhibit 3, Section III, Item C.5.	Disenrollment notice	CCC	Get template approved before use At least two (2) months before anticipated effective date of involuntary disenrollment	BMHC Enrollee
Exhibit 5, Section V, Item A.6.	Letters about exhaustion of benefits under customized benefit package	Reform capitated Health Plans	Before use	BMHC
Exhibit 5, Section V, Item H.20.g.	Transportation subcontract	NR HMO offering transportation; Reform Health Plans	Before execution	BMHC
Exhibit 5, Section V, Item H.20.h.	Transportation policies & procedures	NR HMO offering transportation; Reform Health Plans	Before use	BMHC

AHCA Contract No. FA905, Amendment No. 3, Page 9 of 14

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Submission	Plan Type	Frequency	Submit To
Exhibit 5, Section V, Item H.20.i.	Transportation adverse incidents	NR HMO offering transporation; Reform Health Plans	Within two (2) business days of the occurrence	BMHC
Exhibit 5, Section V, Item H.20.i.	Transportation suspected fraud	NR HMO offering transportation; Reform Health Plans	Immediately upon identification	MPI
Exhibit 5, Section V, Item H.20.p.	Performance measures	NR HMO offering transportation; Reform Health Plans	Annually report by July 1	BMQM
Exhibit 5, Section V, Item H.20.q. & r.	Attestation that Health Plan complies with transportation policies & procedures & drivers pass background checks & meet qualifications	NR HMO offering transportation; Reform Health Plans	Annually by January 1	BMHC
Exhibit 6, Item A.3.	Review & approval of behavioral health services staff & subcontractors for licensure compliance	Reform Health Plans & NR HMOs	Before providing services	BMHC
Exhibit 6, Item B.9.	Model agreement with community mental health centers	Reform Health Plans & NR HMOs	Before agreement is executed	BMHC
Exhibit 6, Item C.3.e.	Denied appeals from providers for emergency services claims	Plans covering behavioral health	Within ten (10) days after Health Plan's final denial	BMHC
Exhibit 6, Item C.5.a.(3)	Medical necessity criteria for community mental health services	Plans covering behavioral health	Before use and before changes implemented	BMHC
Exhibit 6, Item L.2.	MBHO staff psychiatrist and model contracts for each specialty type	Plans covering behavioral health	Before execution	BMHC
Exhibit 6, Item M.	Optional services	Plans covering behavioral health	Before offering	BMHC
Exhibit 6, Item R.3.a.	Schedule for administrative and program monitoring and clinical record review	Plans covering behavioral health	Annually by July 1	BMHC
Exhibit 8, Section VIII, Item B.5.	Substitute disease management initiatives	CCC	Within sixty (60) calendar days of Contract execution	BMHC

AHCA Contract No. FA905, Amendment No. 3, Page 10 of 14

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Submission	Plan Type	Frequency	Submit To
Exhibit 8, Section VIII, Item A.3.f.	Provider satisfaction survey	All Reform Health Plans	By end of 8th month of Contract	BMHC
Exhibit 8, Section VIII, Item B.5.b.	Policies and procedures and program descriptions for each disease management program	All Reform Health Plans	Annually, by April 1	BMHC
Exhibit 8, Section VIII, Item B. 1. e. (5)	Caseload maximums for case managers	HIV/AIDS specialty plan	Before providing services	BMHC
Exhibit 10, Section X, Item C. 5. a.	Discrepancies in ERV	FFS Health Plans; CCC	Within ten (10) business days of discovery	HSD analyst
Exhibit 15, Section XV, Item A. 1. a.	Plan for transition from FFS to prepaid capitated plan	FFS PSNs; CCC	Last calendar day of 24th month of Health Plan's initial Reform operation	HSD
Exhibit 15, Section XV, Item A. 1. b.	Conversion application to capitated Health Plan	FFS PSNs; CCC	By August 1 of 4th year of Reform operation	HSD
Exhibit 15, Section XV, Item I.	Proof of coverage for any non-government subcontractor	CCC	Within sixty (60) calendar days of execution and before delivery of care	BMHC
NR HMO = Non-Reform health maintenance organization, includes Health Plans covering
Frail/Elderly Program services as specified in Attachment I
Ref HMO = Reform health maintenance organization
Ref Cap PSN = Reform capitated provider service network
Ref FFS PSN = Reform Fee-for-Service Provider Service Network
NR Cap PSN = Non-Reform Capitated Provider Service Network
NR FFS PSN = Non-Reform Fee-for-Service Provider Service Network
CCC = Specialty plan for children with chronic conditions
HIV/AIDS = Specialty plan for recipients living with HIV/AIDS

7.	Attachment II, Core Contract Provisions, Section XIII, Method of Payment, the third line of the title, is hereby amended to now read as follows:

See Attachment II, Exhibit 13

8.	Attachment II, Core Contract Provisions, Section XIV, Sanctions, Item G., is hereby included as follows:

G. Performance Measure Sanctions

The Agency shall sanction the Health Plan for failure to achieve minimum scores on HEDIS performance measures after the first year of poor performance. The Agency may impose monetary sanctions as described below in the event that the PMAP fails to result in performance consistent with the Agency's expected minimum standards, as specified in sub-items 2.a. and 2.b. of this item.

AHCA Contract No. FA905, Amendment No. 3, Page 11 of 14

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

The Agency shall assign performance measures a point value that correlates to the National Committee for Quality Assurance HEDIS National Means and Percentiles. The scores will be assigned according to the table below. Individual performance measures will be grouped and the scores averaged within each group.

PM Ranking	Score
>90th percentile	6
75th-89th percentile	5
60th-74th percentile	4
50th-59th percentile	3
25th- 49th percentile	2
10th,-24th percentile	1
<10th percentile	0

1.     PMAP Sanctions

The Health Plan shall complete a PMAP after the first year of poor performance as described in Attachment II, Section VIII, A.3.c.(5). If the PMAP fails to result in scores above the minimum performance standard, the Health Plan may be assessed monetary sanctions under this section.

2.     Monetary sanctions

a.   The Health Plan may receive a monetary sanction of up to $10,000 for each performance measure group where the group score is two (2) or lower but above zero (0). Performance measure groups are as follows:

  (1)      Mental Health and Substance Abuse

                        (a)      Follow-Up Hospitalization After Mental Illness (7 day)

                        (b)      Antidepressant Medication Management

                        (c)      Follow-Up Care for Children Prescribed ADHD Medication

  (2)      Well-Child

(a)      Childhood Immunization Status

(b)      Well-Child Visits in the First 15 Months of Life (6 or more)

(c)      Well-Child Visits 3rd, 4th, 5th, and 6th Years of Life

(d)      Adolescent Well-Care Visits

(e)      Lead Screening in Children

(3)    Other Preventive Care

(a)      Breast Cancer Screening

(b)      Cervical Cancer Screening

(c)      Adults' Access to Preventive/Ambulatory Health Services

(d)      Annual Dental Visits

(e)      BMI Assessment

AHCA Contract No. FA905, Amendment No. 3, Page 12 of 14

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

(4)      Prenatal/Postpartum

  (a)      Prenatal and Postpartum Care (includes two (2) measures)

  (b)      Frequency of Ongoing Prenatal Care

(5)      Chronic Care

   (a)      Use of Appropriate Medications for People with Asthma

   (b)      Controlling High Blood Pressure

   (c)      Persistence of Beta-Blocker Treatment After a Heart Attack

(6)      Diabetes - Comprehensive Diabetes Care (excluding the blood pressure submeasures)

b.
If the Health Plan receives a score of zero (0) on any of the individual measures in the following performance measure groups: Mental Health and Substance Abuse, Chronic Care, or Diabetes; the Health Plan may be sanctioned for individual performance measures, which will result in a sanction of $500 for each member of the denominator not present in the numerator of the performance measure, as defined in the HEDIS manual. If the Health Plan fails to improve these performance measures in subsequent years, the Agency shall impose a sanction of $1,000 per member.

c.	The Agency may amend the performance measure groups with sixty (60) days' advance notice.

3.	. Implementation - Performance measure sanctions will be implemented following the phase-in schedule below.

    a.      2010 Submission - PMAP assessed for all measures scored at two (2) or below.

b.      2011 Submission - Individual measure sanctions as described in 2.b. above.

c.	2012 Submission - Group sanctions as described in 2.a. above for all group scores that fall below the equivalent of the 40th percentile

d.	2013 Submission - Group sanctions as described in 2.a. above for all group scores that fall below the equivalent of the 50th percentile

9.	Attachment II, Core Contract Provisions, Section XV, Financial Requirements, Item D., Surplus Requirement, the first sentence, is hereby amended to now read as follows:

 In accordance with s. 409.912, F.S., a capitated Health Plan shall maintain at all times in the form of cash, investments that mature in less than 180 calendar days and allowable as admitted assets by the Department of Financial Services, and restricted funds of deposits controlled by the Agency (including the Health Plan's insolvency protection account) or the Department of Financial Services, a surplus amount equal to the greater of $1.5 million, ten percent (10%) of total liabilities, or two percent (2%) of the annualized amount of the Health Plan's prepaid revenues.

10.	Attachment II, Core Contract Provisions, Section XVI, Terms and Conditions, Item O., Subcontracts, sub-item I.e., is hereby deleted in its entirety and replaced with the following:

c..
The Agency encourages use of minority business enterprise subcontractors. See Attachment II, Section VII, Provider Network, Item D., Provider Contract Requirements, for provisions and requirements specific to provider contracts. See Attachment II, Section XVI, Terms and Conditions,

AHCA Contract No. FA905, Amendment No. 3, Page 13 of 14

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Item W., Minority Recruitment and Retention Plan, for other minority recruitment and retention plan requirements. The Health Plan shall provide a monthly Minority Participation Report (see Attachment II, Section XII, Reporting Requirements, Table 1), to BMHC and the HSD designated minority participation report contact, summarizing the business it does with minority subcontractors or vendors.

11.
Attachment II, Core Contract Provisions, Exhibit 6, HMOs & Reform Health Plans, Behavioral Health Care, Item 1., Reform Health Plans and Non-Reform HMOs, sub-item P., Community Behavioral Health Services Annual 80/20 Expenditure Report (HMOs serving non-Reform populations only), the third sentence is hereby amended to now read as follows:

In the event the Health Plan expends less than eighty percent (80%) of the capitation rate, the Health Plan shall return the difference to the Agency no later than April 1st of each Contract year.

12..
Attachment II, Core Contract Provisions, Exhibit 6, HMOs and Reform Health Plans, Behavioral Health Care, Item 1., Reform Health Plans and Non-Reform HMOs, sub-item S., Behavioral Health Reporting Requirements, sub-item 5., the second sentence is hereby amended to now read as follows:

For Health Plans operating less than one (1) year, the Health Plan shall submit this report to BMHC quarterly, forty-five (45) calendar days after the end of the quarter being reported.

Unless otherwise stated, this Amendment is effective upon execution by both parties or May 1, 2010 (whichever is later).

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

This Amendment, and all its attachments, are hereby made part of the Contract.

This Amendment cannot be executed unless all previous Amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this fourteen (14) page Amendment (including all attachments) to be executed by their officials thereunto duly authorized.

HEALTHEASE OF FLORIDA, INC.		STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION
SIGNED BY:	/s/ Thomas L. Tran	SIGNED BY:	/s/ Thomas W. Arnold
NAME:	Thomas Tran	NAME:	Thomas W. Arnold
TITLE:	Chief Financial Officer	TITLE:	Secretary
DATE:	April 29, 2010	DATE:	5/3/10

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA905, Amendment No. 3, Page 14 of 14